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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-87248, 333-80537 and 333-88183) pertaining to Dave & Buster's Inc.
1995 Stock Option Plan and Employee 401(k) Savings Plan of our report dated March 21, 2003 with respect to the consolidated financial statements of Dave & Buster's, Inc. included in this Annual Report (Form 10-K) for the year ended February 2, 2003.


                                                               Ernst & Young LLP


Dallas, Texas

April 25, 2003